Exhibit 10.1

FOURTH AMENDMENT TO
AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 1ST day of July, 2009, by and between SILICON VALLEY BANK (“Bank”) and CONCURRENT COMPUTER CORPORATION, a Delaware corporation (“Borrower”) whose address is 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096.

Recitals

A.           Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of December 22, 2006, as heretofore amended (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement to increase the Permitted Indebtedness.

D.           Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.             Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.             Amendments to Loan Agreement.

2.1           Section 13 (Definition of Permitted Indebtedness).  Section 13 of the Loan Agreement is hereby amended by deleting clause (g) of the definition of “Permitted Indebtedness” and by substituting therefore a new clause (g), to read as follows:

(a)           Indebtedness in an aggregate principal amount not to exceed $2,000,000 secured by Permitted Liens;

2.2           Section 13 (Definition of Permitted Liens).  Section 13 of the Loan Agreement is hereby further amended by deleting clause (c) of the definition of “Permitted Liens” and by substituting therefore a new clause (c), to read as follows:

 (c)           Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment or incurred within one hundred twenty (120) days after such acquisitions, provided that the aggregate principal amount of Indebtedness secured by such Liens does not exceed $2,000,000 at any one time outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the Proceeds of the Equipment;

3.             Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank or Borrower may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.             Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound.

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower or any of its Subsidiaries, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.             Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of the Subsidiary Ratification Agreement substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor, (c) Bank’s receipt of the Subordination Agreement Ratification substantially in the form attached hereto as Schedule 2, duly executed and delivered by each signatory thereto, and (d) payment of Bank’s reasonable legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered under seal as of the date first written above.

BANK

SILICON VALLEY BANK

By:	/s/ Anthony Barkett
Name:	Anthony Barkett
Title:	VP

BORROWER

CONCURRENT COMPUTER CORPORATION

By:	/s/ Emory O. Berry
Name:	Emory O. Berry
Title:	CFO and EVP of Operations

SUBSIDIARY REAFFIRMATION AGREEMENT

THIS SUBSIDIARY REAFFIRMATION AGREEMENT (this “Agreement”) is entered into as of July 1, 2009, by EVERSTREAM HOLDINGS, INC., a Delaware corporation, EVERSTREAM, INC., a Delaware corporation, and EHI PATENT CO. LLC, a New York limited liability company (each an “Obligor” and collectively, the “Obligors”) in favor of SILICON VALLEY BANK (“Bank”).

W I T N E S S E T H :

WHEREAS, Concurrent Computer Corporation (“Borrower”) and Bank entered into a certain Loan and Security Agreement dated as of December 23, 2004 between Borrower and Bank (as amended from time to time, the “Original Loan Agreement”) pursuant to which Bank made certain loans and extensions of credit to Borrower; and

WHEREAS, in connection with the Original Loan Agreement, Obligors have executed and delivered to Bank (a) that certain Unconditional Guaranty dated April 6, 2006 (as amended from time to time, the “Guaranty”), pursuant to which Obligors, among other things, have unconditionally guaranteed repayment of all Obligations under the Original Loan Agreement; (b) that certain Security Agreement dated as of April 6, 2006 (as amended from time to time, the “Security Agreement”) pursuant to which the Obligors granted to the Bank a security interest in substantially all of their assets as security for their obligations under the Guaranty and for the obligations of the Borrower under the Original Loan Agreement and (c) that certain Intellectual Property Security Agreement dated April 6, 2006 (as amended from time to time, the “IP Security Agreement”) pursuant to which the Obligors granted to the Bank a security interest in substantially all of their Intellectual Property as security for their obligations under the Guaranty and for the obligations of the Borrower under the Original Loan Agreement; and

WHEREAS, Borrower and Bank amended and restated the Original Loan Agreement pursuant to that certain Amended and Restated Loan and Security Agreement dated as of December 22, 2006 (the “Loan Agreement”) and, in connection therewith, the Obligors reaffirmed their obligations under the Guaranty, the Security Agreement and the IP Security Agreement as security for the obligations arising under the Loan Agreement; and

WHEREAS, Borrower and Bank propose to amend the Loan Agreement pursuant to that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated of even date herewith (the “Fourth Amendment”) to permit the Borrower to incur an increased amount of secured indebtedness and to make certain other amendments set forth therein;

WHEREAS, it is a condition precedent to the effectiveness of the Fourth Amendment that the Obligors execute and deliver this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors agree as follows:

1.           All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement, as amended through and including the Fourth Amendment (the “Amended Loan Agreement”).

2.           Each Obligor acknowledges receipt of a copy of the Fourth Amendment and consent to, and agree to be bound by, to the extent applicable the terms and conditions thereof.

3.           Each Obligor hereby agrees that all references in the Guaranty, the Security Agreement and the IP Security Agreement to the “Loan Agreement” shall henceforth be deemed to refer to the Amended Loan Agreement.

4.           Each Obligor acknowledges and agrees that all obligations of the Borrower under the Amended Loan Agreement are included in the “Obligations,” as such term is defined in the Guaranty, and are guaranteed by the Guaranty.

5.           Each Obligor acknowledges and agrees that all Obligations of the Borrower under the Amended Loan Agreement are included in the “Obligations,” as such term is used in the Security Agreement, and are secured by the security interests in the Collateral granted by the Security Agreement.

6.           Each Obligor acknowledges and agrees that all Obligations under the Amended Loan Agreement are secured by the security interests in the Intellectual Property granted by the IP Security Agreement.

7.           Each Obligor reaffirms all the terms and conditions of the Guaranty, the Security Agreement and the IP Security Agreement and agrees that the Guaranty, the Security Agreement and the IP Security Agreement, and their obligations thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the execution and delivery of the Fourth Amendment or any other agreement, document or instrument.

8.           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.  This Agreement shall constitute a Loan Document.

9.           This Agreement shall be governed by the laws of the State of Georgia.

[signatures appear on following page]

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IN WITNESS WHEREOF, the Obligors have executed this Reaffirmation and Agreement under seal as of the date first written above.

EVERSTREAM HOLDINGS, INC.

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

EVERSTREAM, INC.

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

EHI PATENT CO. LLC

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

reaffirmation of subsidiaries
signature page

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REAFFIRMATION OF
SUBORDINATION AGREEMENT

THIS REAFFIRMATION OF SUBORDINATION AGREEMENT (this “Reaffirmation”) is entered into as of July 1, 2009, in favor of SILICON VALLEY BANK (“Bank”) by each of the undersigned entities (individually a “Subordinated Creditor” and collectively, the “Subordinated Creditors”).

W I T N E S S E T H :

WHEREAS, Concurrent Computer Corporation (“Borrower”) and Bank entered into that certain Loan and Security Agreement dated as of December 23, 2004, as amended (referred to herein as the "Original Loan Agreement"), pursuant to which Bank extended credit accommodations to Borrower secured by the Collateral (as defined in the Loan Agreement); and

WHEREAS, in connection with the Loan Agreement, the Subordinated Creditors Agent executed and delivered to Bank that certain Subordination Agreement dated February 4, 2005 (as amended from time to time, the “Subordination Agreement”), subordinating in right of payment all amounts owed to Borrower by the Subordinated Creditors; and

WHEREAS, Borrower and Bank amended and restated the Original Loan Agreement pursuant to that certain Amended and Restated Loan and Security Agreement dated as of December 22, 2006 (the “Loan Agreement”) and, in connection therewith, the Subordinating Creditors reaffirmed their obligations under the Subordination Agreement; and

WHEREAS, Borrower and Bank propose to amend the Loan Agreement pursuant to that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated of even date herewith (the “Fourth Amendment”) to permit the Borrower to incur an increased amount of secured indebtedness and to make certain other amendments set forth therein;

WHEREAS, it is a condition precedent to the effectiveness of the Fourth Amendment that the Subordinating Creditors execute and deliver this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditors agree as follows:

1.           All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Subordination Agreement.

2.           Each Subordinated Creditor hereby agrees that all references in the Subordination Agreement to the “Loan Agreement” shall henceforth be deemed to refer to the Loan Agreement, as amended through and including the Fourth Amendment (as so amended, the “Amended Loan Agreement”).

3.           Each Subordinated Creditor acknowledges and agrees that (a) all “Obligations” under, and as such term is defined in, the Amended Loan Agreement constitute Senior Debt under the Subordination Agreement and are entitled to all the benefits afforded to the Senior Debt under the Subordination Agreement and (b) the Subordination Debt is subordinated to the prior payment of the Obligations under the Amended Loan Agreement on the terms set for in the Subordination Agreement.

4.           Each Subordinated Creditor (a) reaffirms and ratifies all the terms and conditions of the Subordination Agreement and agrees to be bound by the terms and conditions thereof, as modified hereby and (b) agrees that the Subordination Agreement, and its obligations thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the execution and delivery of the Amended Loan Agreement or any other agreement, document or instrument.

5.           This Reaffirmation may be executed in counterpart and all such counterparts shall constitute one and the same original.

6.           This Reaffirmation shall be governed by the laws of the State of Georgia.  This Reaffirmation shall constitute a Loan Document.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation of Subordination Agreement under seal as of the date first written above.

Subordinated Creditors:

CONCURRENT COMPUTER ASIA CORPORATION

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

CONCURRENT COMPUTER CANADA, INC.

By:	N/A
Name: N/A
Title: N/A

CONCURRENT COMPUTER CORPORATION (FRANCE)

By:	/s/ Kirk L. Somers
Name: Kirk L. Somers
Title: Director

CONCURRENT REALISATIONS LTD.

By:	N/A
Name: N/A
Title: N/A

CONCURRENT COMPUTER CORPORATION PTY LTD

By:	/s/ Kirk L. Somers
Name: Kirk L. Somers
Title: Director

CONCURRENT COMPUTER FRANCE, S.A.

By:	/s/ Birgit Grossmann
Name: Birgit Grossmann
Title: President, Director, General/Managing Director

CONCURRENT COMPUTER GMBH

By:	/s/ Birgit Grossmann
Name: Birgit Grossmann
Title: President, Director, General/Managing Director

CONCURRENT COMPUTER HISPANIA, S.A.

By:	/s/ Birgit Grossmann
Name: Birgit Grossmann
Title: Director

CONCURRENT UK LIMITED

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

CONCURRENT COMPUTER HONG KONG LIMITED

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

CONCURRENT COMPUTER NEW ZEALAND LIMITED

By:	N/A
Name: N/A
Title: N/A

CONCURRENT FEDERAL SYSTEMS, INC.

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

CONCURRENT HOLDING CORPORATION

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

CONCURRENT NIPPON CORPORATION

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director

CONCURRENT SECURITIES CORPORATION

By:	/s/ Emory O. Berry
Name: Emory O. Berry
Title: Director